THE GABELLI ABC FUND


                              MERGER AND ARBITRAGE
                                 "THE DEAL FUND"

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

                                     * * * *

             MORNINGSTAR RATED(TM) GABELLI ABC FUND 5 STARS OVERALL
              AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 03/31/03
             AMONG 742 AND 584 DOMESTIC HYBRID FUNDS, RESPECTIVELY.




         "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY.
         TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

              - Warren Buffett



                                [GRAPHIC OMITTED]

                                 PICTURE OF BOOK


TO OUR SHAREHOLDERS,

      The Gabelli ABC Fund (the "Fund") was created for conservative investors desiring to participate in the equity markets without assuming the full risk of portfolios fully invested in equities. Our objective is to achieve positive returns in the various market environments. Our approach to this mandate has been to build a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions, and risk-free short-term U.S. Treasury securities. Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We achieved this objective in the first quarter of 2003, with the Fund posting a 0.31% gain compared to a 3.15% decline for the Standard & Poor's ("S&P") 500 Index during the quarter.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS(A)
--------------------------------------------------------------------------------
                                          Quarter
                           -----------------------------------------
                              1ST       2ND        3RD        4TH      YEAR
                              ---       ---        ---        ---      ----
  2003: Net Asset Value ..... $9.67     --         --         --        --
        Total Return ........  0.3%     --         --         --        --
-------------------------------------------------------------------------------
  2002: Net Asset Value ..... $9.69     $9.72      $9.71      $9.64    $9.64
        Total Return ........  0.4%      0.3%      (0.1)%      0.3%     0.9%
-------------------------------------------------------------------------------
  2001: Net Asset Value ..... $9.52     $9.70      $9.78      $9.65    $9.65
        Total Return ........  0.7%      1.9%       0.8%       1.0%     4.6%
-------------------------------------------------------------------------------
  2000: Net Asset Value ..... $9.67     $9.89     $10.17      $9.45    $9.45
        Total Return ........  2.4%      2.3%       2.8%       2.9%    10.9%
-------------------------------------------------------------------------------
  1999: Net Asset Value ..... $9.65    $10.20     $10.21      $9.44    $9.44
        Total Return ........  0.6%      5.7%       0.1%       2.4%     9.0%
-------------------------------------------------------------------------------
  1998: Net Asset Value .....$10.64    $10.68     $10.16      $9.59    $9.59
        Total Return ........  4.0%      0.4%      (4.9)%     11.9%    11.1%
-------------------------------------------------------------------------------
  1997: Net Asset Value ..... $9.98    $10.45     $10.74     $10.23   $10.23
        Total Return ........  1.4%      4.7%       2.8%       3.3%    12.8%
-------------------------------------------------------------------------------
  1996: Net Asset Value .....$10.10    $10.16      $9.77      $9.84    $9.84
        Total Return ........  4.1%      0.6%       0.8%       2.2%     7.8%
-------------------------------------------------------------------------------
  1995: Net Asset Value ..... $9.94    $10.14     $10.41      $9.71    $9.71
        Total Return ........  3.9%      2.0%       2.7%       2.2%    11.2%
-------------------------------------------------------------------------------
  1994: Net Asset Value .....$10.12    $10.11     $10.42      $9.57    $9.57
        Total Return ........  0.9%     (0.1)%      3.1%       0.6%     4.5%
-------------------------------------------------------------------------------
  1993: Net Asset Value ..... --       $10.10     $10.63     $10.03   $10.03
        Total Return ........ --         1.0%(b)    5.2%       2.6%     9.1%(b)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
                ------------------------------------------------
                                          SINCE
                             QUARTER   INCEPTION(B)  5 YEAR   3 YEAR    1 YEAR
                             -------   ------------  ------   ------    ------
 Gabelli ABC Fund ........... 0.31%        8.25%      6.44%    4.61%     0.77%

 S&P 500 Index ..............(3.15)%       8.91%     (3.76)% (16.09)%  (24.75)%
 Lipper U.S. Treasury
    Money Market Average .... 0.14%        3.96%      3.54%    2.90%     0.88%
--------------------------------------------------------------------------------
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and capital gains distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                GABELLI ABC FUND

                                    10 YEARS
                                5/14/93 - 3/31/03

   According to Lipper Inc., GABELLI ABC FUND is one of only 3 equity oriented funds (among 1288 funds) which have had positive total returns in each of the last 10 calendar years.

   GABELLI ABC FUND is a no-load, open-end, non-diversified, management investment company whose investment objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. Investments will be made based on management's perception of their potential for capital appreciation.
--------------------------------------------------------------------------------
   [GRAPHIC OMITTED]
   PLOT POINTS FOLLOW:
   1993*                                   9.1%
   1994                                    4.5%
   1995                                   11.1%
   1996                                    7.9%
   1997                                   12.7%
   1998                                   11.1%
   1999                                    9.0%
   2000                                   10.8%
   2001                                    4.6%
   2002                                    0.9%
   3/31/03                                 0.3%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. 0.77%, 6.44%, and 8.25% are the one year, five year and life of Fund average annual returns for the Gabelli ABC Fund through March 31, 2003. The average annual returns and total returns shown above are historical and reflect changes in share price, reinvested dividends and capital gains and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Results for 2002 and 2003 would have been lower if the Adviser had not waived a portion of its management fees since April 2002. The Fund is closed to new investors except for those who established accounts in other Gabelli mutual funds prior to 10/1/02. Lipper Inc. is a nationally recognized organization which tracks performance of all registered investment companies. *From commencement of operations on 5/14/93. To obtain a prospectus and current performance, contact Gabelli & Company, Inc., the distributor, at 800-GABELLI. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.
--------------------------------------------------------------------------------

FUND OPERATIONS

      Effective May 1, 2001, because of a dearth of deal activity, we raised the minimum initial investment from $1,000 to $25,000. Furthermore, we lowered our fees on April 1, to 50 basis points because we were sitting on an above-average amount of cash. In order to remain loyal to our mandate, our Fund has now closed to all new investors as of October 1, 2002. The Fund will continue to accept investments from existing shareholders. We will also accept initial investments from shareholders who had invested in other "Gabelli" funds prior to October 1, 2002.

COMMENTARY

COMPOUNDING RETURNS - PROTECTING AND GROWING CAPITAL

      As we have discussed, our portfolio focuses on investing in announced mergers and acquisitions ("M&A"). The Fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. We have not migrated to distressed debt solely to generate returns -- this served us well in 2002. Below we discuss the current merger environment and prospects for deal activity going forward.

FIRST QUARTER MERGER ACTIVITY

      We are encouraged that for the first quarter in some time, global merger activity rose year over year. Despite armed hostilities and the war in Iraq, worldwide M&A volumes rose 9% from year-earlier levels to $280 billion from $257 billion. The majority of M&A activity was outside of North America, with Europe accounting for 55% of all global activity and the United States contributing to 30% of global deals.

      The value of offers for European target companies totaled over $150 billion:

o Olivetti bid $30 billion to buy in the minority shares of Telecom Italia

o Gas Natural launched a hostile $17 billion bid for Spanish utility rival Iberdrola

o Procter & Gamble gobbled up Wella AG to highlight its offerings in hair products (no pun intended)

      In the United States, the value of first quarter deals came in at $82 billion, a decline from the first quarter of 2002. The largest deals were:

o Devon Energy's $3.6 billion acquisition of Ocean Energy

o BB&T Corp.'s plan to buy First Virginia Banks for $3.4 billion in stock

o Johnson & Johnson's purchase of Scios Inc.

o USAI's minority buy-in of Expedia Inc.

      From a sector standpoint, energy and power proved to be the most fertile sector, accounting for over $65 billion in deal value and 24% of all tie-ups. Telecom was second with a 15% share of global activity ($42 billion), as corporate acquirers have begun to pick through the wreckage of a weakened industry. The financial sector was also active, following on the heels of last year's HSBC/Household and Credit Agricole/Credit Lyonnais blockbuster bank deals.

      Hostile activity remained strong, as unsolicited buyers were active. U.K. supermarket operator Safeway plc received offers or statements of intent to make an offer from six separate parties, while hotel and pubs operator Six Continents received a hostile 7-billion pound bid from Hugh Osmond.

      In North America, Simon Property raised its unsolicited offer for Taubman Centers to $1.7 billion and Great-West Lifeco trumped Manulife's hostile bid for rival insurer Canada Life.

INVESTMENT SCORECARD

      During the quarter, the Fund carried a larger than normal cash position due to ongoing stock market volatility and the lack of risk arbitrage opportunities. Although historically low short-term Treasury yields minimized returns from our large cash position, sitting on the sidelines in this highly volatile market was the appropriate strategy. If we see evidence the market has stabilized and gain confidence it will trend higher, we will put more money to work in value-oriented equities. Our top equity performers this quarter were Wella AG, Scios and Banyu Pharmaceutical. Argonaut Group and Northeast Utilities negatively impacted the Fund's performance during the first quarter.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

FORDING CANADIAN COAL TRUST (FDG - $19.44 - NYSE), the world's second-largest exporter of coking coal, completed a $1.8 billion (Canadian) merger that combines its mines with sites owned by two rivals. The process began last October when Sherritt International and Ontario Teachers Pension Fund launched a hostile C$29 per share offer for Fording. A deal was eventually consummated at C$35 per share and a coal trust was established as a residual stub from the transaction. We continue to own shares in the Fund, attracted by its 14%-plus annual distribution yield.

GUCCI GROUP NV (GUC - $95.31 - NYSE). Under the terms of an outstanding agreement between Gucci and Pinault-Printemps-Redoute (PRTP.PA - $51.44 - Paris Stock Exchange), Gucci public shareholders have the right to "put" (sell) their shares to PPR at $101.50 per share in March 2004. During the quarter, PPR raised its stake in Gucci to 61%. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 6.5% annualized.

PANAMERICAN BEVERAGES INC. (PB - $21.68 - NYSE) agreed to be acquired by Coca-Cola FEMSA (KOF - $17.14 - NYSE) for $3.6 billion in cash and assumed debt, or $22 per share. Coca-Cola FEMSA, which is 30% owned by Coca-Cola (KO - $40.48
- NYSE), is extending a strategy in Latin America that Coke has used for years in the U.S. by consolidating bottlers and unifying distribution systems. Recent strength in the Mexican peso has helped to facilitate the financing of the transaction. The merger is expected to close at the end of April.

SCIOS INC. (SCIO - $44.06 - NASDAQ) agreed to be acquired by Johnson & Johnson (JNJ - $57.87 - NYSE) for $2.7 billion in cash or $45.00 a share. The acquisition will add SCIO's heart medicine Natrecor and an experimental arthritis treatment to JNJ's pipeline. The transaction, which received antitrust approval but still needs SCIO shareholder approval, is expected to be completed in April.

WELLA AG (WAD - $99.08 - FRANKFURT STOCK EXCHANGE) agreed to be bought by U.S. giant Procter & Gamble (PG - $89.05 - NYSE) for $6.9 billion in cash. Wella will add to PG's line of hair care products. PG will pay Wella ordinary shareholders
92.25 euros per share and Wella preference shareholders 61.50 euros per share. Ordinary shares are the voting class. The transaction was facilitated by the founding family's willingness to finally sell out of its 77%-ownership of the target company's voting stock. The offer is expected to close by July.

MINIMUM INITIAL INVESTMENT - $25,000

      The Fund's minimum initial investment for qualifying investors (those who have established an account in any Gabelli Fund prior to October 1, 2002) is $25,000. The higher minimum promotes a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans are lower. There are no subsequent investment minimums.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                 JUNE              JULY
                        ---                 ----              ----
      1st Tuesday       Howard Ward         Howard Ward       Howard Ward
      1st Wednesday     Henry Van der Eb    Susan Byrne       Caesar Bryan
      2nd Wednesday     Caesar Bryan        Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly     Ivan Arteaga      Hartswell Woodson
      4th Wednesday     Barbara Marcin      Barbara Marcin    Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The deals mentioned in this report have created spreads through which we can provide an attractive risk-adjusted return. While deal activity remains somewhat sluggish, it has improved over the past year. Also, the arbitrage environment, in general, is offering slightly better spreads. We continue to be upbeat about prospects going forward and are encouraged that even in this time of global turmoil, new deals are announced on a daily basis.

      The month of April got off to a quick start with First Data's $7 billion acquisition of payment processor Concord EFS. We expect these M&A trends to improve further now that the conflict in Iraq is resolved. As always, we will continue to use prudent judgment when it comes to deploying and diversifying the capital you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ MARIO J. GABELLI

                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer

April 22, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

Banyu Pharmaceutical Co. Ltd.                       HSBC Holdings plc
BRL Hardy Ltd.                                      Panamerican Beverages Inc.
Disetronic Holding AG                               Pharmacia Corp.
Fording Canadian Coal Trust                         Scios Inc.
Gucci Group NV                                      Wella AG
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------
              COMMON STOCKS -- 34.8%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
        5,000 Federal-Mogul Corp.+ ............$        720
                                               ------------
              AVIATION: PARTS AND SERVICES -- 0.1%
       12,000 Aviall Inc.+ ....................      92,880
       16,000 Fairchild Corp., Cl. A+ .........      70,400
       18,000 Kaman Corp., Cl. A ..............     176,040
                                               ------------
                                                    339,320
                                               ------------
              BROADCASTING -- 0.1%
        4,000 Liberty Corp. ...................     174,400
          800 Salem Communications Corp.,
                Cl. A+ ........................      13,040
                                               ------------
                                                    187,440
                                               ------------
              BUSINESS SERVICES -- 0.5%
       30,000 McGrath Rentcorp ................     678,000
       50,000 ProBusiness Services Inc.+ ......     666,000
        2,580 ProcureNet Inc.+ (a) ............         387
                                               ------------
                                                  1,344,387
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
       39,000 BNS Co., Cl. A+ .................     104,325
                                               ------------
              CONSUMER PRODUCTS -- 3.2%
       64,000 Levcor International Inc.+ ......     115,200
       11,000 Packaging Dynamics Corp.+ .......      69,300
       42,530 Syratech Corp.+ .................      10,633
       82,000 Wella AG ........................   8,124,659
                                               ------------
                                                  8,319,792
                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
        6,000 Ampco-Pittsburgh Corp. ..........      77,880
       50,000 GenTek Inc.+ ....................         500
       40,120 Harbor Global Co. Ltd. ..........     304,912
        4,000 Katy Industries Inc.+ ...........      10,920
                                               ------------
                                                    394,212
                                               ------------
              ENERGY AND UTILITIES: ELECTRIC -- 0.3%
        6,781 BayCorp Holdings Ltd.+ ..........      89,102
       10,000 DQE Inc. ........................     121,900
       35,000 Northeast Utilities .............     487,200
                                               ------------
                                                    698,202
                                               ------------
              ENERGY AND UTILITIES: INTEGRATED -- 0.0%
       25,000 Progress Energy Inc., CVO+ ......       3,250
                                               ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 0.0%
        2,000 AGL Resources Inc. ..............      47,260
        1,500 Southwest Gas Corp. .............      30,525
                                               ------------
                                                     77,785
                                               ------------
              ENERGY AND UTILITIES: WATER -- 0.3%
       20,000 NiSource Inc.+ ..................      42,200
        8,300 SJW Corp. .......................     634,950
                                               ------------
                                                    677,150
                                               ------------

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

              ENTERTAINMENT -- 0.0%
       25,000 GC Companies Inc.+ ..............$      4,500
                                               ------------
              EQUIPMENT AND SUPPLIES -- 0.1%
        1,500 GrafTech International Ltd.+ ....       4,275
       10,674 Juno Lighting Inc.+ .............     131,183
                                               ------------
                                                    135,458
                                               ------------
              FINANCIAL SERVICES -- 0.4%
       37,500 Argonaut Group Inc. .............     320,625
          276 Chittenden Corp. ................       7,215
       66,875 HSBC Holdings plc ...............     686,032
        1,500 Leucadia National Corp. .........      53,610
                                               ------------
                                                  1,067,482
                                               ------------
              FOOD AND BEVERAGE -- 5.1%
      828,000 BRL Hardy Ltd. ..................   5,248,737
       20,000 Denny's Corp.+ ..................      10,800
          500 Genesee Corp., Cl. A ............       3,500
       11,000 Genesee Corp., Cl. B ............      69,190
      369,000 Panamerican Beverages Inc.,
                Cl. A .........................   7,999,920
                                               ------------
                                                 13,332,147
                                               ------------
              HEALTH CARE -- 22.3%
      194,200 Banyu Pharmaceutical Co. Ltd. ...   2,084,809
        8,763 Disetronic Holding AG+ ..........   5,310,477
    1,000,000 Pharmacia Corp. .................  43,300,000
      180,000 Scios Inc.+ .....................   7,930,800
                                               ------------
                                                 58,626,086
                                               ------------
              METALS AND MINING -- 0.9%
      124,236 Fording Canadian Coal Trust .....   2,415,564
       10,000 Royal Oak Mines Inc.+ ...........          50
                                               ------------
                                                  2,415,614
                                               ------------
              REAL ESTATE -- 0.3%
       20,000 Griffin Land & Nurseries Inc.+ ..     234,400
        3,169 HomeFed Corp.+ ..................       4,310
       35,000 Insignia Financial Group Inc.+ ..     382,900
        3,000 ProLogis ........................      75,960
                                               ------------
                                                    697,570
                                               ------------
              RETAIL -- 1.1%
       30,000 Gucci Group NV, ADR .............   2,859,300
        4,000 Lillian Vernon Corp.+ ...........      16,840
       20,000 Safeway plc .....................      82,431
                                               ------------
                                                  2,958,571
                                               ------------
              SATELLITE -- 0.0%
       13,000 Liberty Satellite & Technology
                Inc., Cl. A+ ..................      28,470
                                               ------------
              TELECOMMUNICATIONS -- 0.0%
        7,141 ATX Communications Inc.+ ........       3,178
        3,000 Telegroup Inc.+ .................           0
       10,000 USN Communications Inc.+ (a) ....          10
                                               ------------
                                                      3,188
                                               ------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------


              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 0.0%
          500 American Tower Corp., Cl. A+ ....$      2,760
       14,000 Metricom Inc.+ ..................         154
       50,000 Winstar Communications Inc.+ ....          25
                                               ------------
                                                      2,939
                                               ------------
              TOTAL COMMON STOCKS .............  91,418,608
                                               ------------
              PREFERRED STOCKS -- 1.2%
              AUTOMOTIVE -- 0.0%
        3,000 General Motors Corp.,
               4.500% Cv. Pfd., Ser. A ........      71,850
                                               ------------
              BROADCASTING -- 0.3%
        1,063 Granite Broadcasting Corp.,
               12.750% Pfd.+ ..................     696,265
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 0.0%
              RSL Communications Ltd.,
        1,000  7.500% Cv. Pfd. +(c)(d) ........          10
        2,000  7.500% Cv. Pfd., Ser. A +(d) ...          20
                                               ------------
                                                         30
                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
              WHX Corp.,
       19,000  6.500% Cv. Pfd.,+ Ser. A .......      64,410
       17,000  $3.75 Cv. Pfd.,+ Ser. B ........      54,400
                                               ------------
                                                    118,810
                                               ------------
              HOME FURNISHINGS -- 0.0%
        8,000 O'Sullivan Industries Holdings Inc.,
               12.000% Pfd.+ ..................       3,560
                                               ------------
              SPECIALTY CHEMICALS -- 0.8%
      100,000 Hercules Trust I,
               9.420% Pfd. ....................   2,000,000
                                               ------------
              TELECOMMUNICATIONS -- 0.1%
        3,000 Citizens Communications Co.,
               5.000% Cv. Pfd. ................     144,000
                                               ------------
              TOTAL PREFERRED STOCKS ..........   3,034,515
                                               ------------
    PRINCIPAL
     AMOUNT
    ---------
              CORPORATE BONDS -- 0.8%
              CABLE -- 0.0%
  $  300,000  Charter Communications Inc., Cv.,
               4.750%, 06/01/06 ...............      52,500
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
     100,000  Exodus Communications Inc.,
               Sub. Deb. Cv.,
               5.250%, 02/15/08+ (d) ..........         375
                                               ------------
              CONSUMER PRODUCTS -- 0.0%
     200,000  Revlon Consumer Products, Sub. Deb.,
               8.625%, 02/01/08 ...............      87,000
                                               ------------

     PRINCIPAL                                     MARKET
      AMOUNT                                        VALUE
     ---------                                     ------
              ELECTRONICS -- 0.1%
 $  400,000   Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ...............$    314,000
                                               ------------
              ENERGY AND UTILITIES -- 0.1%
    300,000   Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 ...............     191,250
                                               ------------
              EQUIPMENT AND SUPPLIES -- 0.1%
              Robbins & Myers Inc.,
               Sub. Deb. Cv.,
    191,000    8.000%, 01/31/08 ...............     197,685
     79,000    6.500%, 09/01/03 ...............      78,308
                                               ------------
                                                    275,993
                                               ------------
              HOTELS AND GAMING -- 0.1%
    205,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.,
               5.000%, 05/15/06 ...............     197,569
                                               ------------
              MUTUAL FUNDS -- 0.4%
    176,082(b)Vanguard High-Yield Corporate
               Bond Fund ......................   1,058,252
                                               ------------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc.,
               Sub. Deb. Cv.,
               8.000%, 08/15/03 +(d) ..........      16,000
                                               ------------
              TRANSPORTATION -- 0.0%
    850,000   Builders Transport Inc.,
               Sub. Deb. Cv.,
               6.500%, 05/01/11 +(a)(d) .......           0
                                               ------------
              TOTAL CORPORATE BONDS ...........   2,192,939
                                               ------------
              U.S.  GOVERNMENT  OBLIGATIONS -- 64.9%
170,685,000   U.S.  Treasury Bills,
               1.128% to 1.205%++(i),
               04/03/03 to 08/07/03 ........... 170,592,648
                                               ------------

      SHARES
      ------
              WARRANTS -- 0.0%
              CONSUMER PRODUCTS -- 0.0%
     10,396   Pillowtex Corp.,
               expire 11/24/09+ ...............         572
                                               ------------
              TOTAL INVESTMENTS -- 101.7%
               (Cost $268,690,609) ............ 267,239,282

              OTHER ASSETS AND
                 LIABILITIES (NET) -- (1.7)% ..  (4,465,331)
                                               ------------
              NET ASSETS -- 100.0% ............$262,773,951
                                               ============

      SHARES  COMMON STOCKS                     MARKET VALUE
      ------  -------------                     ------------
              SECURITIES SOLD SHORT
  1,400,000   Pfizer Inc. ..................... (43,624,000)
     17,526   Roche Holding AG ................  (1,049,127)
                                               ------------
              TOTAL SECURITIES SOLD SHORT .....$(44,673,127)
                                               ------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                         SETTLEMENT  UNREALIZED
    AMOUNT                              DATE    DEPRECIATION
   ---------                         ---------- ------------


                FORWARD FOREIGN EXCHANGE CONTRACTS -- (0.1)%
$  8,694,000(e) Deliver Australian Dollars
                 in exchange
                 USD 5,245,881 .........04/17/03   $  (92,600)
   4,355,000(h) Deliver Swiss Francs
                 in exchange for
                 USD 3,219,550 .........04/25/03      (65,924)
   1,516,210(h) Deliver Swiss Francs
                 in exchange for
                 USD 1,120,899 .........04/25/03      (23,722)
   7,564,500(f) Deliver Euro Dollars
                 in exchange for
                 USD 8,206,880 .........07/30/03     (201,520)
   5,246,742(g) Deliver Japanese Yen
                 in exchange for
                 USD 44,581 ............08/01/03         (554)
 243,431,597(g) Deliver Japanese Yen
                 in exchange for
                 USD 2,068,431 .........08/01/03       (5,277)
                                                  -----------
             TOTAL FORWARD FOREIGN
              EXCHANGE CONTRACTS .................$  (389,597)
                                                  ===========
------------------------
 (a)   Security fair valued under procedures established by the Board of
       Directors.
 (b)   Shares held.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $10 or 0.0% of total net assets.
 (d)   Security in default.
 (e)   Principal amount denoted in Australian Dollars.
 (f)   Principal amount denoted in Euros.
 (g)   Principal amount denoted in Japanese Yen.
 (h)   Principal amount denoted in Swiss Francs.
 (i) At March 31, 2003, $71,400,000 principal amount was pledged as collateral for short sales.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 CVO - Contingent Value Obligation.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                       Mary E. Hauck
CHAIRMAN AND CHIEF                          (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                          GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.               MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                         Karl Otto Pohl
ATTORNEY-AT-LAW                             FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                   DEUTSCHE BUNDESBANK

Vincent D. Enright                          Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                 LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                                    OFFICERS
Bruce N. Alpert                             Gus Coutsouros
PRESIDENT                                   VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB408Q103SR


                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI
                THE
                GABELLI
                ABC
                FUND

                [GRAPHIC OMITTED]
                PICTURE OF ABC BLOCKS

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003